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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         GREENS WORLDWIDE INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

GREENS WORLDWIDE INCORPORATED [LOGO]

REDFINING GOLF THROUGH THE ART OF PUTTING!

2111 East Highland Avenue, Suite 210
Phoenix, Arizona 85016

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 25, 2003

To the Shareholders of Greens Worldwide Incorporated:

     Notice is hereby given that the 2003 Annual Meeting of Shareholders of Greens Worldwide Incorporated, an Arizona corporation (the "Company"), will be held at Bogees Sports Bar and Grill at Premiere Park, 4813 Paradise Road, Las Vegas, Nevada 89109 on the 25th day of June, 2003 at 11:00 a.m., local time, to consider and act upon the following proposals:

     (a) To elect eight (8) directors to serve until the next annual meeting of shareholders of the Company, or until their successors are duly elected and qualified; and
     (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing matters are more fully explained in the accompanying Proxy Statement which is hereby made a part of this notice. All holders of record of Common Stock at the close of business on April 28, 2003 will be entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting. If you attend the meeting, you may vote your shares in person even if you have signed and returned your proxy card.

                              By order of the Board of Directors,

                              /s/ Margaret M. Eardley

                              Margaret M. Eardley
                              Secretary

Phoenix, Arizona
April 16, 2003

                          GREENS WORLDWIDE INCORPORATED
                      2111 East Highland Avenue, Suite 210
                             Phoenix, Arizona 85016

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on June 25, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greens Worldwide Incorporated, an Arizona corporation (the "Company"), for use at the Company's 2003 Annual Meeting of Shareholders (the "Meeting"), to be held on June 25, 2003, at 11:00 a.m., local time, and at any and all adjournments and postponements of the Meeting. The Meeting will be held at Bogees Sports Bar and Grill at Premiere Park, 4813 Paradise Road, Las Vegas, Nevada 89109. This Proxy Statement and the accompanying form of proxy (the "Proxy") will be first mailed to shareholders on or about May 12, 2003.

     Only holders of record of the Company's no par value common stock (the "Common Stock") at the close of business on April 28, 2003 (the "Record Date") are entitled to vote at the Meeting. The Proxy is enclosed for use at the Meeting if you are unable to attend in person. The persons named therein as proxies were selected by the Board of Directors of the Company. The Proxy is solicited by the Board of Directors of the Company. If a Proxy in the accompanying form is duly executed and returned, it will be voted as specified therein. If no specification is made, it will be voted in accordance with recommendations made by the Board of Directors. The Proxy may, nevertheless, be revoked at any time prior to exercise by delivering written notice of revocation to the Secretary of the Company or by attending the meeting and voting in person.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and the Proxy and the cost of further solicitation hereinafter referred to is to be borne by the Company and is estimated to be nominal. In addition to the use of the mails, it may be necessary to conduct some solicitation by telephone, telegraph or personal interview. Any such solicitation will be done by the directors, officers and regular employees of the Company; and, in addition, banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward proxy soliciting materials to their principals to obtain authorization for the execution of proxies on their behalf. The Company will not pay such persons any compensation for soliciting proxies, but such persons will be reimbursed by the Company for their out-of-pocket expenses incurred in connection therewith.

                                     VOTING

     At the close of business on February 28, 2003, the Company had issued and outstanding 21,960,902 shares of Common Stock, each share being entitled to one vote. No other voting class of stock was then or is now outstanding.

     The holders of the majority of the shares of the Company's Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof.

     Shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting entitles each shareholder to cast a number of votes equal to the number of shares of Common Stock held multiplied by the number of directorships to be filled. A shareholder may cast all of its votes for one candidate or distribute the votes among two or more candidates. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulation of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The eight nominees receiving the most votes shall be deemed elected to the Company's Board of Directors.

     Any shareholder  wishing to do so may appoint Joseph P. Martori and Richard
B. Oesterle as proxies to vote such shareholder's stock by so indicating his or her preference on his or her Proxy Form. By making such an election, the shareholder appoints Joseph P. Martori and Richard B. Oesterle, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the Proxy Form, all the shares of Common Stock of Greens Worldwide Incorporated held of record by the shareholder on April 28, 2003, at the Annual Meeting of Shareholders to be held June 25, 2003, or any adjournment thereof.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

     The following table sets forth, as of February 28, 2003, certain information regarding the beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to have beneficial ownership of 5% or more of the outstanding Common Stock, (ii) each director, (iii) each Named Executive Officer (hereinafter defined) and (iv) all executive officers and directors as a group.

NAME AND ADDRESS OF                                               NUMBER OF        PERCENTAGE
BENEFICIAL OWNER (+)                                             SHARES (1)         OF CLASS
--------------------                                             ----------         --------
Joseph P. Martori                                                  583,688(2)         2.7%

Frank Pomarico                                                     517,000(3)         2.3%

Ronald E. Heinen                                                 8,000,000(4)        36.4%

Jon K. Haahr                                                         3,573              *

Robert A. Massi                                                    200,000              *

Patrick J. McGroder III                                            345,486(5)         1.6%

Albert B. Spector, Jr.                                                   0              *

Richard B. Oesterle                                              1,000,000(6)         4.4%

Margaret M. Eardley                                                      0              *

ILX Resorts Incorporated                                         8,270,618(7)        37.7%

Greens of Las Vegas, Inc.                                        8,000,000           36.4%

All Directors and Officers as a Group (10 persons)              10,649,521(8)        45.4%

----------
* Less than 1%.

(+) Unless otherwise indicated, each holder has the address: c/o Greens Worldwide Incorporated, 2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after the date set forth in the introductory paragraph above. However, for purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or group of persons has or have the right to acquire from the Company within 60 days from the date set forth in the introductory paragraph above is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or of All Directors and Officers as a Group.

(2) Includes 373,938 shares owned by Martori Enterprises Incorporated, a company in which Mr. Martori is a director and owner of 96% of the voting capital stock, 61,064 shares are owned by Mr. Martori's spouse and 148,686 are held by Mr. Martori individually.

(3) Includes 500,000 shares issuable by the Company pursuant to options at $0.125 per share (price shall increase at 10% per annum until exercise) and 17,000 shares held individually.

(4) Includes 8,000,000 shares owned by Greens of Las Vegas, Inc. ("GOLV"), a company in which Mr. Heinen is Chairman and owner of 40% of the voting capital stock.

(5) Includes 5,524 shares held in various trusts and individual retirement accounts for family members, 336,767 shares held by various limited partnerships and corporations, 313,712 of which were acquired on 7/15/02 from Martori Enterprises Incorporated at a purchase price of $0.08 per share and 3,195 shares held directly.

(6) Includes 1,000,000 shares issuable by the Company pursuant to options at $0.18 per share (price shall increase at 10% per annum until exercise).

(7)  Includes  243,263  shares  owned by the ILX Resorts  Incorporated  Employee
     Stock   Ownership   Plan  and  27,355  shares  owned  by  the  ILX  Resorts
     Incorporated Profit Sharing Plan.

(8)  Includes options to purchase 1,500,000 shares from the Company.

     ILX Resorts Incorporated has granted Mr. Heinen an option to purchase 1,000,000 shares at $0.125 (price shall increase at 10% per annum until exercise) per share. The options must be exercised in tranches of not less than two hundred thousand (200,000) and the options expire on December 31, 2005.

                             ELECTION OF DIRECTORS

     The entire Board of Directors is elected annually, with each director to hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. The persons named as proxy holders in the enclosed Proxy have been designated by the Board of Directors and they intend to vote "FOR" the election to the Board of Directors of each of the persons named below, except where authority is withheld by a shareholder. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR ELECTION OF EACH OF THE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

     Each of the nominees has consented to be named herein and to serve if elected. However, if any nominee at the time of election is unable or unwilling to serve as a director or is otherwise unavailable for election, the shares represented by proxies will be voted for the election of such other person as the Board of Directors may designate or, in the absence of such designation, for a nominee selected by the proxy holders named in the enclosed Proxy.

     Certain information concerning the director nominees as of February 28, 2003 is set forth below. Except as set forth herein, none of the nominees are officers or directors of any other publicly owned corporation or entity.

                                                              Director
     Name                                   Age                 Since
     ----                                   ---                 -----
     Margaret M. Eardley                     34                 2002
     Jon K. Haahr                            49                 2002
     Ronald E. Heinen                        32                 2002
     Joseph P. Martori                       61                 2002
     Robert A. Massi                         51                 2002
     Patrick J. McGroder III                 57                 2002
     Albert B. Spector, Jr.                  56                 2002
     Richard B. Oesterle                     53                 2003

DIRECTOR NOMINEES

     MARGARET M. EARDLEY has served as director of the Company since November 2002 and has served as Acting Chief Financial Officer since August 2002. Ms. Eardley is also Executive Vice President and Chief Financial Officer of ILX Resorts Incorporated since October 2001 and from March 2000 to July 2000. ILX currently owns (directly and indirectly) 37.7% of the Company. Ms. Eardley was Vice President, Chief Financial Officer and Chief Operating Officer of Republic Western Insurance Company from August 2000 to 2001. Ms. Eardley served as Vice President and Chief Financial Officer of First American Health Concepts, Inc. from 1998 to 2000 and Vice President of Finance for Cedar Hill Assurance Company from 1997 to 1998. Ms. Eardley received a B.S. degree in Finance from Arizona State University and an M.B.A. from the University of Phoenix.

     JON K. HAAHR has served as director of the Company since November 2002. Mr. Haahr is the Managing Principal and Head of Silver Portal Capital's Investment Banking group since 2001. Prior thereto, Mr. Haahr was Co-Head and Managing Director of Real Estate Investment Banking for First Union Securities from 1999 to 2000. Mr. Haahr founded and ran the Real Estate Lodging and Leisure Group at

EVEREN Securities from 1991 to 1998. Mr. Haahr is a Certified Public Accountant. Mr. Haahr received a Bachelor's degree in Economics from Iowa State University and an M.B.A. in Finance from the University of Iowa.

     RONALD E. HEINEN has served as director of the Company since November 2002 and also has served as Executive Vice President since August 2002. Mr. Heinen co-founded The GOLV concept in May 1996 and has served as Chairman of the Board and Chief Executive Officer of Greens of Las Vegas, Inc. since July 1999. GOLV currently owns 36.4% of the Company. Prior thereto, Mr. Heinen was Tournament Director for the Fila World Golf Tour from 1998 to 1999. Mr. Heinen played professional golf throughout the United States and Canada from 1992 to 1998. Mr. Heinen received a B.S. Degree in Recreational Management Administration from Brigham Young University.

     JOSEPH P. MARTORI has served as Chairman of the Board of the Company since August 2002. Mr. Martori has served as Chief Executive Officer and Chairman of the Board of ILX Resorts Incorporated (ILX) since 1994, and was President of ILX from November 1993 through 1995. ILX currently owns (directly and indirectly) 37.7% of the Company. Prior thereto, Mr. Martori was engaged in the private practice of law since 1967 with the New York City law firm of Sullivan & Cromwell; the Phoenix law firms of Snell & Wilmer; Martori, Meyer, Hendricks & Victor, P.A. (of which he was a founding member); and Brown & Bain, P.A. (of which he was the Chairman of the Corporate, Real Estate and Banking Department). Mr. Martori was a founder of Firstar Metropolitan Bank & Trust in Phoenix and served on its Board of Directors from 1983 to 2001. Mr. Martori is also Chairman of the Board of MEI, an investment company. Mr. Martori is a member of the Board of Trustees of The Lawyers' Committee for Civil Rights under Law. Mr. Martori received a B.S. degree and an M.B.A. degree in finance from New York University and a J.D. degree from the University of Notre Dame Law School.

     ROBERT A. MASSI has served as director of the Company since November 2002. Mr. Massi has been engaged in the private practice of law since 1980 with the Nevada law firm of Robert A. Massi & Associates. Mr. Massi has also served as a National Legal Correspondent on Fox News Channel since 1997. Mr. Massi received a B.S. degree from Mount Saint Mary's College and a J.D. degree from St. Mary's University School of Law.

     PATRICK J. MCGRODER III has served as director of the Company since November 2002. Mr. McGroder served as Chairman of the Board of Sedona Worldwide Incorporated from 1998 to December 2001. Mr. McGroder has been a trial lawyer engaged in the practice of law since 1970, currently with the law firm of Gallagher & Kennedy, P.A. Prior thereto, Mr. McGroder served as a member of the law firm of Goldstein & McGroder, Ltd. of Phoenix, Arizona (which he co-founded) from 1990 through 2001. Mr. McGroder received a B.A. degree from the University of Notre Dame, a J.D. degree from the University of Arizona School of Law and an M.B.A. in History from Arizona State University. Mr. McGroder also serves as a director of ILX since June 1997. ILX currently owns (directly and indirectly) 37.7% of the Company.

     ALBERT B. SPECTOR, JR. has served as a director of the Company since November 2002. Mr. Spector has been engaged in the private practice of law since 1971 with the Phoenix law firm of Spector Law Offices, P.C. Mr. Spector specializes in real estate transactions and construction litigation. Mr. Spector has also developed approximately $800 million of real estate over the past twenty years including Scottsdale Princess Resort, Crown Court Apartments, Scottsdale Place Garden Office Complex, Canyon Portal Retail and Shops and Amara Resort. Mr. Spector is an Executive Manager as well of G.I. Sedona and Sedona Culinary. Mr. Spector received a B.A., M.B.A. and J.D. degree from Stanford University.

     RICHARD B. OESTERLE has served as President and Director of the Company since January 2003. Mr. Oesterle served in various roles for the City of Tempe, Arizona from 1985 to 2002, with the most recent as Finance Director from 1996 to 2002, where he spearheaded large capital improvement and bond financing programs. He is a graduate of the University of Arizona and received a Masters in Organizational Management from the University of Phoenix.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS MEETINGS

     The Board of Directors of the Company met one time during the fiscal year ended on December 31, 2002.

     The Board of Directors maintains an audit committee ("Audit Committee"), a stock option committee ("Stock Option Committee"), and a compensation committee ("Compensation Committee"). There is no nominating committee or any committee performing that function.

AUDIT COMMITTEE

     The Audit Committee, which consists of Messrs. McGroder, Massi and Spector met one time during fiscal year 2002. The Audit Committee is responsible for appointing, compensating and overseeing the work of the Company's independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, and engaging, reviewing and monitoring the provision of non-audit services by the Company's auditors.

STOCK OPTION COMMITTEE

     The function of the Stock Option Committee is to provide recommendations to the Board of Directors regarding the granting of stock options to key employees and directors of the Company.

COMPENSATION COMMITTEE

     The function of the Committee is to provide recommendations to the Board of Directors regarding the compensation of executive officers of the Company and regarding the compensation policies and practices of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of transactions to which the Company or its subsidiaries is a party in which the amount involved since January 1, 2001 exceeded $60,000 and in which officers, directors, nominees and/or greater than 5% beneficial owners of the Company's Common Stock (or any immediate family members of the foregoing) had, or will have, a direct or indirect material interest.

     On November 21, 2001, shareholders approved a plan to execute a tax-free reorganization of the Company. On January 2, 2002 the Company entered into a General Bill of Sale, Assignment and Assumption Agreement with ILX whereby ILX assumed all of the assets and liabilities of the Company, leaving a "shell company" available for the reorganization. As part of the reorganization, James
D. Ball (then Chairman of the Company) purchased 1.0 million shares of common stock at a purchase price of $0.08 per share on January 2, 2002. Mr. Ball resigned as Chairman of the Company in April 2002.

     In August 2002, the Company entered into an Asset Purchase Agreement with GOLV whereby the Company acquired all of the assets of GOLV, valued at $510,225 and in return issued 8,000,000 shares of common stock. The Asset Purchase Agreement was executed as part of a Memorandum of Understanding (incorporporated herein by reference) that provided for ILX to purchase 8,000,000 shares of the Company at $0.125 per share. In addition, Mr. Heinen was issued a stock option from ILX to purchase 1,000,000 shares of the Company at $0.125 per share, with the exercise price to increase 10% per year.

     In August 2002, the Company entered into a sublease agreement with VCA-Nevada Incorporated ("VCA-NV"), a subsidiary of ILX, for approximately 23 acres of a 44-acre parcel of land, as well as a portion of an existing building in Las Vegas, Nevada. In accordance with the lease, the Company paid a deposit of $25,000. The monthly rent for the land and the building is approximately $31,800. The lease is a 49-year lease.

     The above-described transactions are believed to be on terms no less favorable to the Company than those available in arms' length transactions with unaffiliated third parties. Each transaction has been approved by independent directors of the Company who are not parties to the transaction.

                              EXECUTIVE MANAGEMENT

     The following table sets forth certain information concerning the Company's executive officers and certain key employees. Except as otherwise noted, none of the executive officers are directors or officers of any other publicly owned corporation or entity.

NAME                           AGE       POSITION
----                           ---       --------
Richard B. Oesterle            53        President and Chief Operating Officer
Frank Pomarico                 50        Executive Vice President
Ronald E. Heinen               32        Executive Vice President
Margaret M. Eardley            34        Acting Chief Financial Officer, Secretary and Treasurer

EXECUTIVE OFFICERS

     RICHARD B. OESTERLE has served as President of the Company since January 2003. Mr. Oesterle served in various roles for the City of Tempe, Arizona from 1985 to 2002, with the most recent as Finance Director from 1996 to 2002, where he spearheaded large capital improvement and bond financing programs. He is a graduate of the University of Arizona and received a Masters in Organizational Management from the University of Phoenix.

     FRANK POMARICO has served as Executive Vice President since January 2003; Mr. Pomarico also has served as Acting President of the Company from August 2002 to January 2003. Prior thereto, Mr. Pomarico was Regional Marketing Manager for American Medical Laboratories from February 1999 to July 2002 and Regional Marketing Manager for Psychemedics Corporation from October 1996 to January 1999. Mr. Pomarico received a B.S. degree in Management from the University of Notre Dame.

     RONALD E. HEINEN has served as director of the Company in November 2002 and also has served as Executive Vice President since August 2002. Mr. Heinen co-founded the GOLV concept in May 1996 and has served as Chairman of the Board and Chief Executive Officer of Greens of Las Vegas, Inc. since July 1999. GOLV currently owns 36.4% of the Company. Prior thereto, Mr. Heinen was Tournament Director for the Fila World Golf Tour from 1998 to 1999. Mr. Heinen played professional golf throughout the United States and Canada from 1992 to 1998. Mr. Heinen received a B.S. Degree in Recreational Management Administration from Brigham Young University.

     MARGARET M. EARDLEY has served as director of the Company in November 2002 and has served as Acting Chief Financial Officer of the Company since August 2002. Ms. Eardley is also Executive Vice President and Chief Financial Officer of ILX since October 2001 and from March 2000 to July 2000. ILX currently owns (directly and indirectly) 37.7% of the Company. Ms. Eardley was Vice President, Chief Financial Officer and Chief Operating Officer of Republic Western Insurance Company from August 2000 to 2001. Ms. Eardley served as Vice President and Chief Financial Officer of First American Health Concepts, Inc. from 1998 to 2000 and Vice President of Finance for Cedar Hill Assurance Company from 1997 to 1998. Ms. Eardley received a B.S. degree in Finance from Arizona State University and an M.B.A. from the University of Phoenix.

COMPENSATION OF EXECUTIVE OFFICERS

     As discussed above, the Company underwent Reorganization in 2002 and therefore none of the above named executive officers received compensation in excess of $100,000 in all capacities in which they served during the last completed fiscal year. Further, there was no Chief Executive Officer for the year ended December 31, 2002.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FISCAL YEAR END
                                  OPTION VALUES

     There were no options exercised for the years ended December 31, 2002, 2001 or 2000.

DIRECTOR COMPENSATION

     The Company's policy is to pay a fee for each Board of Directors' meeting attended by directors who are not employees of the Company, and reimburse all directors for actual expenses incurred in connection with attending meetings of the Board of Directors. The fee for each Board of Directors' meeting attended by a non-employee director is $1,000.

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Company will adopt a new Audit Committee charter at its next scheduled Board of Director Meeting.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management.

     Based on the reviews and discussions above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002

Phoenix, Arizona                                        Patrick J. McGroder III.
April 16, 2003                                          Robert A. Massi
                                                        Albert B. Spector

                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the determination of the Audit Committee, the accounting firm of Hansen, Barnett & Maxwell, a professional corporation, was engaged as the Company's principal accountants for the year ended December 31, 2002. Representatives of Hansen, Barnett & Maxwell are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so, and respond to appropriate questions. Hansen, Barnett & Maxwell also served as the Company's principal accountants for the fiscal years ended December 31, 1999, 2000 and 2001. The Board of Directors has not yet selected independent accountants for the fiscal year ending December 31, 2003.

AUDIT FEES

     Fees for the fiscal year 2002, audit and the review of Forms 10-QSB are approximately $8,500; $500 of which has been billed.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for Financial Information Systems Design and Implementation Fees.

ALL OTHER FEES

     Aggregate Fees contracted/billed for all other services rendered by Hansen, Barnett & Maxwell for the year ended December 31, 2002 are $26,026 and consist mainly of audit fees related to the audit of Greens of Las Vegas, Inc. for inclusion in the Company's 8-K filed in August 2002.

                              FINANCIAL INFORMATION

     The Company's financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operation" are set forth in the Company's 10-KSB filing, which is hereby incorporated by reference. UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S 10-KSB FILING FOR THE YEAR ENDED DECEMBER 31, 2002, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED IN WRITING TO THE COMPANY AT 2111 EAST HIGHLAND AVENUE, SUITE 210, PHOENIX, ARIZONA 85016, ATTENTION:
SECRETARY, TELEPHONE: 602.957.2777.

                              STOCKHOLDER PROPOSALS

     In order for proposals to be considered for inclusion in the Proxy Statement and Proxy for the 2004 Annual Meeting of Shareholders, such proposals must be received by the Secretary of the Company no later than January 22, 2004, and must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to shareholders for their consideration at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Based solely upon the written representations of the Company's directors, executive officers and ten percent holders and review of Forms 3, 4, and 5 and amendments thereto furnished to the Company, the Company is aware of the following late filings for the year ended December 31, 2002.

       INDIVIDUAL             NUMBER OF LATE REPORTS             TOTAL TRANSACTIONS COVERED
       ----------             ----------------------             --------------------------
     Frank Pomarico                     1                                     1

     The above individual has made his appropriate Forms 3, 4, and 5 filings at the time of the mailing of this proxy.


Phoenix, Arizona
April 16, 2003                                            The Board of Directors

PROXY - GREENS WORLDWIDE INCORPORATED

2111 E. HIGHLAND AVENUE, SUITE 210
PHOENIX, AZ 85016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph P. Martori and Richard B. Oesterle, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Greens Worldwide Incorporated held of record by the undersigned on April 28, 2003, at the Annual Meeting of Shareholders to be held June 25, 2003, or any adjournment thereof.

IN THE EVENT THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE ON PROPOSAL NO. 1, MANAGEMENT INTENDS TO VOTE FOR PROPOSAL NO. 1.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

GREENS WORLDWIDE INCORPORATED


                                        [ ]  Mark this box with an X if you have
                                             made changes to your name or
                                             address details above.

A    ELECTION OF DIRECTORS

1.   The Board of Directors recommends a vote FOR the listed nominees.

                           FOR  WITHHOLD                                  FOR  WITHHOLD
                           ---  --------                                  ---  --------
01 - Margaret M. Eardley   [ ]    [ ]      05 - Robert A. Massi           [ ]    [ ]
02 - Jon K. Haahr          [ ]    [ ]      06 - Patrick J. McGroder III   [ ]    [ ]
03 - Ronald E. Heinen      [ ]    [ ]      07 - Richard B. Oesterle       [ ]    [ ]
04 - Joseph P. Martori     [ ]    [ ]      08 - Albert B. Spector, Jr.    [ ]    [ ]

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders also delivered herewith.

                             YOUR VOTE IS IMPORTANT!

                     PLEASE VOTE, SIGN, DATE AND RETURN THIS
                PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears at above. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box     Date (mm/dd/yyyy)

--------------------------------------------------     --------------------------------------------------     ----------------